SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 9, 2004

Key Consumer Receivables LLC

(Depositor)

Key Bank USA, National Association

(Seller and Master Servicer)

(Exact name of Registrant as specified in its charter)

Delaware	333-114367-02	34-1938746
United States		34-1804148

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	ID Numbers)

Key Tower, 127 Public Square, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

Registrants’ Telephone Number,
including area code:	(216) 828-8122
(216) 689-6300

N/A

(Former name or former address, if changed since last report)

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits

23.1

The Consent of Ernst & Young LLP, independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY CONSUMER RECEIVABLES LLC

By:  /s/ Richard S. Hawrylak

Name:  Richard S. Hawrylak

Title:    Secretary

KEY BANK USA, NATIONAL ASSOCIATION

By:  /s/ Sagar Cherukuri

Name:  Sagar Cherukuri

Title:    Assistant Vice President

Dated:  August 9, 2004

EXHIBIT  INDEX

Exhibit 23.1

Consent of Ernst & Young LLP

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated July 22, 2004, with respect to the balance sheet of KeyCorp Student Loan Trust 2004-A in the KeyCorp Student Loan Trust 2004-A Prospectus Supplement dated July 30, 2004 and to the incorporation by reference of our report in the Registration Statement (Form S-3, No. 333-114367) and related Prospectus of KeyCorp Student Loan Trusts dated July 26, 2004.

/s/ Ernst & Young LLP

Cleveland, Ohio

August 6, 2004